EXHIBIT 10.64





                             AMENDMENT NO. 7 dated as of December ___, 1998 to the Credit, Security, Guaranty and Pledge Agreement dated as of June 19, 1996, as amended, among THE KUSHNER-LOCKE COMPANY (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Agent and as Fronting Bank for the Lenders (the "Agent") (as heretofore amended, the "Credit Agreement").


                             INTRODUCTORY STATEMENT


The Lenders have made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

The Borrower has requested certain modifications to the Credit Agreement as hereinafter set forth.

The Borrower, the Guarantors, the Lenders and the Agent have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

Therefore, the parties hereto hereby agree as follows:
Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Amendment Effective Date or the Library Credit Effective Date, as the case may be (such terms being used herein as defined in Section 3 hereof) as follows:

(A) Article 1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical sequence:

"Off-Balance Sheet Commitments" shall mean all binding commitments of the Credit Parties for the acquisition of items of Product, including cash flow commitments, negative pick-up obligations and print and advertising commitments which are not, pursuant to GAAP, reflected on the Consolidated balance sheet of the Borrower, both conditional and unconditional.

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

"Off-Balance Sheet Receivables" shall mean all amounts contractually owed to any Credit Party under Distribution Agreements for any item of Product, which amounts are not, pursuant to GAAP, reflected on the Consolidated balance sheet of the Borrower.

(B) The definition of "Consolidated Capital Base" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

"; provided that for purposes of determining compliance with Section 6.18 (Total Unsubordinated Liabilities to Consolidated Capital Base Ratio) hereof, the amount of any Investment in US-SEARCH by a Credit Party shall be deducted from Stockholders' Equity."

(C) The definitions of "Consolidated", "Consolidated Subsidiaries", "EBIT" and "Total Unsubordinated Liabilities" appearing in Article 1 of the Credit Agreement are each hereby amended by adding the parenthetical "(other than US-SEARCH)" after the word "Subsidiaries" appearing each time therein.

(D) The definition of "Subordinated Debt" appearing in Article 1 of the Credit Agreement is hereby amended by adding the parenthetical "(other than US-SEARCH)" after the words "Credit Parties" appearing therein.

(E) The definition of "Tier 1 Borrowing Base" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following proviso immediately following clause (vii) appearing therein:

"; provided, however, that the Tier 1 Borrowing Base credit attributable to Eligible Receivables from obligors whose principal place of business is located in a Latin American country (other than Major Foreign Account Debtors) shall not exceed the lesser of (x) $10,000,000 in the aggregate and (y) twenty-five percent (25%) of the total Borrowing Base."

(F) Section 6.3 of the Credit Agreement is hereby amended by deleting clause (v) in its entirety and inserting in lieu thereof the phrase "Intentionally Omitted".

(G) Section 6.3 of the Credit Agreement is hereby further amended by (i) amending clause (vi) in its entirety to read as follows and (ii) adding the following clause (vii) at the end of such amended clause (vi):

"(vi) Guarantees by the Borrower or a Guarantor of the obligations of another Guarantor (other than US-SEARCH), and (vii) the following Guarantees by the Borrower of certain obligations of US-SEARCH, each in an amount not to exceed the amounts set forth below:

(1) Guaranty of a line of credit from Comerica Bank in an amount not to exceed $345,000; (2) Guaranty of loan from John Rich in an amount not to exceed $68,000; (3) Guaranty of the media buying obligation of US-SEARCH in favor of PIC-TV in an amount not to exceed $487,000; (4) Guaranty of the media buying obligation of US-

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SEARCH in favor of Edward E. Finch & Co. in an amount not to exceed $349,859;
and (5) Guaranty of payment obligations of US-SEARCH to INFOSPACE, Inc. pursuant to that certain Amended and Restated Content Provider Agreement made as of August 24, 1998, effective as of April 25, 1998 among INFOSPACE, Inc., US-SEARCH and the Borrower."

(H) Section 6.4 of the Credit Agreement is hereby amended by adding the following clauses (x), (xi) and (xii) at the end thereof:

"(x) a loan to US-SEARCH by the Borrower in an amount not to exceed the net proceeds received by the Borrower in connection with the proposed $5,000,000 private placement offering of the common stock of the Borrower organized by Allen & Company Incorporated (the "US-SEARCH Offering"), (xi) other equity investments in or loans to US-SEARCH by the Borrower (other than the investment of the proceeds of the US-SEARCH Offering) in an amount not to exceed $1,000,000 in the aggregate; and (xii) deferments of management fees payable to the Borrower by US-SEARCH."

(I) Section 6.7 of the Credit Agreement is hereby amended by deleting the exception appearing as the last clause of such section and replacing such exception with the following language:

"except that a Credit Party may merge with and into another Credit Party or with and into the Borrower".

(J) Section 6.17 of the Credit Agreement is hereby amended by (i) inserting the parenthetical "(excluding expenses attributable to US-SEARCH)" immediately after the words "overhead expenses" appearing therein and (ii) deleting the amount "$9,500,000" with respect to fiscal year 1998 and inserting in lieu thereof the amount "$10,000,000".

(K) Section 6.18 of the Credit Agreement is hereby amended in its entirety to read as follows:

"Section 6.18. Total Unsubordinated Liabilities to Consolidated Capital Base Ratio. At any time during the periods indicated below, permit the ratio of Total Unsubordinated Liabilities plus Off-Balance Sheet Commitments less all Off-Balance Sheet Receivables and Borrowing Base credits that relate to items of Product that are the subject of Off-Balance Sheet Commitments (but not more with respect to any particular item of Product than the related amount of Off-Balance Sheet Commitments) to Consolidated Capital Base to exceed the corresponding ratio set forth below:

               Period                           Ratio
               ------                           -----
               Closing Date through 9/29/98     2.00 to 1

               9/30/98 through 9/29/99          2.75 to 1
               9/30/99 and thereafter           2.00 to 1

(L) The Credit Agreement is hereby amended by adding the following Section 13.17 immediately following Section 13.16 appearing therein:

"Section 13.17. Increase in Commitments. \(a) After the date hereof, the amount of the Commitments may be increased by additional financial institutions (each an "Assuming Bank"), approved in writing by the Agent and the Borrower, each such Assuming Bank to become a party to this Credit Agreement by executing and delivering to the Agent, for its acceptance and recording in the Register, an Assumption Agreement in the form of Exhibit M attached hereto; provided, however, that no further Assumption Agreement will be permitted which would result in the aggregate amount of the Commitments hereunder (without giving effect to any optional or mandatory reduction of Commitments pursuant to Section
2.6 hereof) to exceed $75,000,000. Subject to Section 2.9(b), upon such execution, delivery, acceptance and recording, (x) from and after the effective date specified in each Assumption Agreement (each, an "Effective Date"), which effective date shall not be earlier than 5 Business Days after the date of acceptance and recording by the Agent, the Assuming Bank thereunder shall be a party hereto and shall have all of the rights and obligations of a Lender hereunder, (y) on such Effective Date, the Assuming Bank shall purchase from each of the other Lenders a portion of their outstanding Loans such that after giving effect thereto each of the Lenders will hold its proportionate share of all outstanding Loans in accordance with the Commitments then in effect and (z) the Assuming Bank shall be deemed to have irrevocably and unconditionally purchased and received from each of the other Lenders a participation in each outstanding Letter of Credit such that after giving effect thereto, each of the Lenders holds a participation in all outstanding Letters of Credit in proportion with the Commitments then in effect.

(b) As of such Effective Date, additional Loans made on or after the effectiveness thereof shall be made by the Lenders pro rata based on the Commitment Percentages in effect on and after such Effective Date.

(c) Within five (5) Business Days after the applicable Effective Date, the Borrower, at its own expense, shall execute and deliver to the Assuming Bank a Note to the order of such Assuming Bank in an amount equal to the Commitment assumed by it pursuant to such Assumption Agreement."

(M) Schedule 1 to the Credit Agreement is hereby amended in its entirety and replaced by Schedule 1 attached hereto.

(N) Schedule 2 to the Credit Agreement is hereby amended by adding the following Approved Account Debtors and their respective Allowable Amounts:

                                            Name of Approved
               Debtor Category              Account Debtor             Allowable Amount
               ---------------              ----------------           ----------------
               MAJOR DOMESTIC ACCOUNT
               DEBTORS

               Major Domestic Account       Blockbuster Video          Unlimited
               Debtor (95%)

               ACCEPTABLE DOMESTIC ACCOUNT
               DEBTORS

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

               Acceptable Domestic Account  Behaviour Communications  $  750,000
               Debtor (85%)

               Acceptable Domestic Account  Beverly Hills             $  500,000
               Debtor (85%)                 Entertainment

               Acceptable Domestic Account  Bonneville (BWE           $1,000,000
               Debtor (85%)                 Distribution)

               Acceptable Domestic Account  Destination Films         $1,000,000
               Debtor (85%)

               Acceptable Domestic Account  Echostar                  $2,000,000
               Debtor (85%)

               Acceptable Domestic Account  Hollywood Video           $1,000,000
               Debtor (85%)

               Acceptable Domestic Account  HSX Films / Ignite        $  750,000
               Debtor (85%)                 Entertainment

               Acceptable Domestic Account  Paxson Communications     $1,500,000
               Debtor (85%)

               Acceptable Domestic Account  Rhino Films               $1,000,000
               Debtor (85%)

               Acceptable Domestic Account  Seagull Communications    $  750,000
               Debtor (85%)

               Acceptable Domestic Account  Unapix                    $  750,000
               Debtor (85%)

               Acceptable Domestic Account  Telemundo                 $1,000,000
               Debtor (85%)

               Acceptable Domestic Account  Television Film           $  250,000
               Debtor (85%)                 Distributors

               Acceptable Domestic Account  York Home Video           $  350,000
               Debtor (85%)

               MAJOR FOREIGN ACCOUNT
               DEBTORS

               Major Foreign Account        Caracol Television        $2,000,000
               Debtor (85%)

               Major Foreign Account        Entertainment Film        $1,000,000
               Debtor (85%)                 Distributors

               Major Foreign Account        Globo Organization        $3,000,000
               Debtor (85%)

               Major Foreign Account        Grupo Televisa            $2,000,000
               Debtor (85%)

               Major Foreign Account        Metropole Television(M6)  $  750,000
               Debtor (85%)

               Major Foreign Account        Nine Network              $  500,000
               Debtor (85%)

               Major Foreign Account        TV Azteca                 $2,000,000
               Debtor (85%)

               Major Foreign Account        Village Roadshow          $1,000,000
               Debtor (85%)

               ACCEPTABLE FOREIGN ACCOUNT
               DEBTORS (COUNTRY LIST A)

               Acceptable Foreign Account   AB SAT                    $1,500,000
               Debtor (Country List A)

               (80%)

               Acceptable Foreign Account   Andrea Leone              $  750,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Audiovisual               $  250,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Channel 4 TV              $  500,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Chilevision               $1,000,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Comerex S.A.              $2,000,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Dendy                     $  500,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Diprom                    $  500,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Fab Films                 $  750,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   First Independent         $1,500,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Galfin                    $  750,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Grupo Video Visa          $  750,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Injuca Investment         $  250,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Megalis                   $  750,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Multivision               $2,000,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Patagonia Export Co.      $  250,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Play Arte                 $  500,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account   Quality Films             $2,000,000

               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account    Reid & Puskar            $  500,000
               Debtor (Country List A)
               (80%)

               Acceptable Foreign Account    Sogedasa                 $1,500,000
               Debtor (Country List A)
               (80%)

               ACCEPTABLE FOREIGN ACCOUNT
               DEBTORS (COUNTRY LIST B)

               Acceptable Foreign Account    Delta Video              $  250,000
               Debtor (Country List B)
               (50%)

               Acceptable Foreign Account    Ecuavisa                 $  250,000
               Debtor (Country List B)
               (50%)

               Acceptable Foreign Account    Foxtel Management        $  500,000
               Debtor (Country List B)
               (50%)

               Acceptable Foreign Account    Medyavizyon              $  150,000
               Debtor (Country List B)
               (50%)

               Acceptable Foreign Account    Ovo/VA Films             $  250,000
               Debtor (Country List B)
               (50%)

               Acceptable Foreign Account    Swen                     $  750,000
               Debtor (Country List B)
               (50%)

               Acceptable Foreign Account    Venavision               $  250,000
               Debtor (Country List B)
               (50%)


(O) Schedule 2 to the Credit Agreement is hereby further amended by moving the following Approved Account Debtors to the debtor category indicated below, and in the case of Cinecanal, increasing the Allowable Amount to the amount set forth below:

               Name of Approved                           New Debtor         Allowable
               Account Debtor      Old Debtor Category     Category           Amount
               ----------------    -------------------    ----------        -----------
               Direct TV           Acceptable Domestic   Major Domestic      unlimited
                                   Account Debtor (85%)  Account Debtor
                                                         (95%)

               Cinecanal           Acceptable Foreign    Major Domestic      $2,000,000
                                   Account Debtor        Account Debtor
                                   (Country List B)      (95%)
                                   (50%)

(P) Schedule 2 to the Credit Agreement is hereby further amended by increasing the Allowable Amount for each account debtor listed below to the amount opposite its name set forth below:


               Debtor Category            Approved Account Debtor     Allowable Amount
               --------------             ----------------------      ----------------
               Acceptable Domestic Account     USA Network                $1,500,000
               Debtor (85%)

               Acceptable Domestic Account     New City Releasing         $1,500,000
               Debtor (85%)

               Acceptable Foreign Account      RCV 2001                   $5,000,000
               Debtor (Country List A)
               (80%)

(Q) Schedule 3 to the Credit Agreement is hereby amended by (i) moving Chile, Mexico and Brazil from Country List B to Country List A and (ii) adding Argentina as an Approved Country on Country List A.

(R) The definition of "Tier 2 Borrowing Base" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words "thirty-five percent (35%)" and inserting in lieu thereof the words "forty percent (40%)".

Section 3. Conditions to Effectiveness. This Amendment is effective (i) with respect to each clause set forth in Section 2 above (other than clause (R)), as of the first date on which all of the following conditions precedent have been satisfied in full (the "Amendment Effective Date") and (ii) with respect to clause (R) set forth in Section 2 above, the later to occur of (x) the Amendment Effective Date and (y) the date on which all of the Lenders have approved the 1998 valuation of the Eligible Library Amount (the "Library Credit Effective Date"):

(A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and

(B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

(A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

Section 5. Further Assurances. At any time and from time to time, upon the

Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

Section 10. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment

        IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

THE KUSHNER-LOCKE COMPANY


By: /S/  BRUCE ST.J LILLISTON
   --------------------------
     Name:
     Title:

GUARANTORS:

KL PRODUCTIONS, INC.
KL INTERNATIONAL, INC.
ACME PRODUCTIONS, INC.
KUSHNER-LOCKE PRODUCTIONS, INC.
THE RELATIVES COMPANY
POST AND PRODUCTION SERVICES, INC.
L-K ENTERTAINMENT, INC.
INTERNATIONAL COURTROOM NEWS SERVICE
FAMILY PICTURES, INC.
TROPICAL HEAT, INC.
KL SYNDICATION, INC.
ANDRE PRODUCTIONS, INC.
TKLC NO. 2, INC.
TWILIGHT ENTERTAINMENT, INC.
KLC FILMS, INC.
KL FEATURES, INC.
KLF GUILD CO.
KLF DEVELOPMENT CO.
KLTV GUILD CO.
KLTV DEVELOPMENT CO.
KUSHNER-LOCKE INTERNATIONAL, INC.
KL INTERACTIVE MEDIA, INC.
DAYTON WAY PICTURES, INC.
DAYTON WAY PICTURES II, INC.
DAYTON WAY PICTURES III, INC.
DAYTON WAY PICTURES IV, INC.
FW COLD CO., INC.


By   /S/ BRUCE ST.J LILLISTON
     ------------------------
     Name:
     Title:

800-U.S. SEARCH


By   /S/ DONALD KUSHNER
     ------------------
     Name:
     Title:

KLC/NEW CITY
By its General Partner
THE KUSHNER-LOCKE COMPANY


By   /S/ BRUCE ST.J LILLISTON
     -------------------------
     Name:
     Title:

LENDERS:

Executed in          THE CHASE MANHATTAN BANK
                     (formerly known as Chemical Bank), as Agent
New York, New York                                    On
 _____________, 1998

By  /S/ JOHN P. HALTMAIER
     -------------------------
   Name:  John P. Haltmaier
   Title:   Vice President


DE NATIONALE INVESTERINGSBANK N.V.


By  /S/ ERIC H. SNATERSE
     -------------------------
     Name:  Eric H. Snaterse
     Title:    Senior Vice President



By /S/ H. RYNBERG
     -------------------------
     Name:  H. Rynberg
     Title:    V.P.


COMERICA BANK -- CALIFORNIA


By  /S/ D. JEFFREY ANDRICK
     -------------------------
     Name:  D. Jeffrey Andrick
     Title:   Vice President


                               Schedule 1 (Revised as of December ___, 1998)

                             Schedule of Commitments

Lender                                          Commitment
------                                          ----------
The Chase Manhattan Bank                        $35,000,000

DeNationale Investeringsbank N.V.               $15,000,000

Comerica Bank -- California                     $13,000,000

Total Commitments                               $63,000,000


                                                                       EXHIBIT M

                          Form of Assumption Agreement


                                       3